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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 2, 1997


                               G&K SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
                 (State or other jurisdiction of incorporation)


         0-4063                                         41-0449530
(Commission File Number)                     (IRS Employer Identification No.)



     5995 OPUS PARKWAY SUITE 500, MINNETONKA, MN          55343
       (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (612)  912-5748


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                                   Page 1 of 4
                         Exhibit Index Appears on Page 3

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ITEM 5.  OTHER EVENTS.

     The Registrant's Press Release dated June 2, 1997, which is filed as
Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

99.1 Press Release dated June 2, 1997.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   G&K SERVICES,  INC.
                                       (Registrant)



Date: June 2, 1997                 By: /s/ Timothy W. Kuck
                                       ---------------------------------------
                                       Name:  Timothy W. Kuck
                                       Title: Chief Financial Officer